CONVENIO MODIFICATORIO AL CONTRATO PARA LA EXPLORACIÓN MINERA CON OPCIÓN A COMPRA DE LOS DERECHOS CONCESIONARIOS QUE CELEBRAN POR UNA PARTE EL INGENIERO MARIO HUMBERTO AYUB TOUCHÉ EN SU CARÁCTER DE ADMINISTRADOR ÚNICO DE LA EMPRESA MINERA RÍO TINTO S.A. DE C.V., A QUIEN EN LO SUCESIVO SE LE DENOMINARÁ "MRT" Y POR LA OTRA PARTE EL SEÑOR RAFAEL FERNANDO ASTORGA HERNÁNDEZ, A QUIEN EN LO SUCESIVO SE DENOMINARÁ "EL CONCESIONARIO" MISMO QUE SUJETAN A LAS SIGUIENTES DECLARACIONES Y CLÁUSULAS.

D E C L A R A C I O N E S .-

DE "MRT"

1.- Manifiesta el Ingeniero Mario Ayub Touché, que el mismo es Administrador Único de la sociedad mercantil denominada "Minera Río Tinto, S.A. de C.V., la que fue constituida mediante escritura pública número 330, del volumen 16 de fecha primero de julio de mil novecientos noventa y cuatro, otorgada ante la fe del Licenciado Victor Emilio Anchondo Paredes, Notario Público Número Veintinueve para este Distrito Judicial Morelos, misma que fue inscrita bajo el número 461, a folios 18 de libro 666 de la Sección Comercio del Registro Público de la Propiedad del Distrito Morelos, de fecha 14 de septiembre de mil novecientos noventa y cuatro. Manifestando que su representada tiene entre sus objeto el adquirir por solicitud o por cualquier otro titulo legal, minas, placeres, mantos o depósitos y yacimientos que contengan minerales, la enajenacion por cualquier titulo asi como la explotación de minas, placeres, mantos o depositos y yacimientos que contengan minerales; celebrar contratos de cualquier naturaleza que se relacionen con fundos mineros; entre otros, por lo que se encuentra en aptitud de celebrar el presente instrumento, manifestando que las facultades con que comparece no le han sido revocadas ni modificadas en forma alguna.

2.- Que con fecha 15 de Enero del año 2004, celebró con "EL CONCESIONARIO" Contrato para la Exploración Minera con Opción a Compra de los Derechos Concesionarios y del cual a la fecha se han cubierto dos de los pagos pactados, siendo estos el señalado en la Cláusula Tercera y el primero de los señalados en la Cláusula Cuarta, ambos por un importe de **US $30,000.00 (Treinta Mil Dólares Americanos)**, encontrándose a la fecha pendientes de cubrirse cuatro pagos, por no haber llegado la fecha señalada para su vencimiento, sin embargo, ha convenido con "**EL CONCESIONARIO**" en ampliar en un año el plazo de vigencia del contrato, señalándose el pago correspondiente a dicho año. Habiendo sido ratificado dicho contrato ante la fe del Licenciado José R. Miller Hermosillo, Notario Público Número 2, para el Distrito Judicial Morelos, con fecha doce de febrero del año 2004 con el Número 27083 a folios 99 del libro 30 del Registro de Actos fuera de Protocolo y debidamente inscrito bajo el número 219, a fojas 179 frente del volumen 16 del Libro de Actos, Contratos y Convenios Mineros, del Registro Público de Minería con fecha 19 de Marzo de 2004.

DE "EL CONCESIONARIO"

3.- Manifiesta que el mismo tiene Registro Federal de Contribuyentes AOHR-400812-VU9 y domicilio en Calle Uruguay Número 706 de esta ciudad de Chihuahua y que es titular de las concesiones mineras que a continuación se describen:

A) NOMBRE DE LA CONCESIÓN.................... "SAN ANTONIO "

No. EXPEDIENTE.................................... 99/2170

No. TÍTULO.. 196863

B) NOMBRE DE LA CONCESIÓN................... "SAN ANTONIO "

No. EXPEDIENTE.................................... 1.3/178

No. TÍTULO.. 196863

C) NOMBRE DE LA CONCESIÓN.................... "AMPLIACIÓN SAN ANTONIO "

No. EXPEDIENTE.................................... 99/2177

No. TÍTULO.. 196127

4.- Continua manifestando que los derechos que tiene respecto de los títulos le permiten comparecer a la celebración de este instrumento ya que ninguno de los dos reporta limitación o gravamen y que es conforme en ampliar el plazo para que "MRT" ejerza la opción de compra de los fundos mineros.

DE LAS PARTES
5.- Que han decidido modificar el Contrato para la Exploración Minera con Opción a Compra de los Derechos Concesionarios de fecha 15 de Enero del año 2004, en los términos que mas adelante se señalan:

C L A U S U L A S

PRIMERA.- LAS PARTES convienen en modificar el Contrato para la Exploración Minera con Opción a Compra de los Derechos Concesionarios de fecha 15 de Enero del año 2004, en su cláusula **CUARTA**, para quedar en los siguientes términos:

CUARTA: "MRT" se obliga a cubrir a "EL CONCESIONARIO" los pagos que a continuación se señalan:

US $ 20,000.00 (Veinte Mil Dólares) al día 15 de Enero de 2006.
US $ 30,000.00 (Treinta Mil Dólares) al día 15 Enero de 2007
US $ 50,000.00 (Cincuenta Mil Dólares Americanos) al día 15 de Enero de 2008
US $ 50,000.00 (Cincuenta Mil Dólares Americanos) al día 15 de Enero de 2009
US $ 500,000.00 (Quinientos Mil Dólares) para ejercer la opción de compra o el día 15 de Enero de 2010.

Adicionalmente a lo señalado en el párrafo anterior "**MRT**" se obliga a cubrir a "**EL CONCESIONARIO** el 2% (dos por ciento), en concepto de regalías sobre ventas netas de fundición o primera mano del mineral de extracción de la exploración, para lo cual el segundo de los señalados tendrá derecho de inspección sobre los documentos y forma en que se comercializa el mineral.

COTEJADO

COTEJADO

SEGUNDA.- En todo lo no previsto en este convenio, se estará a lo señalado en el Contrato para la Exploración Minera con Opción a Compra de los Derechos Concesionarios de fecha 15 de Enero del año 2004, debidamente ratificado ante la fe del Licenciado José R. Miller Hermosillo, Notario Público Número 2, para el Distrito Judicial Morelos, con fecha doce de febrero del año 2004 con el Número 27083 a folios 99 del libro 30 del Registro de Actos fuera de Protocolo y debidamente inscrito bajo el número 219, a fojas 179 frente del volumen 16 del Libro de Actos, Contratos y Convenios Mineros, del Registro Público de Minería con fecha 19 de Marzo de 2004.

TERCERA.- Para todo lo relativo a las obligaciones, derechos y notificaciones y cumplimiento de las obligaciones que se deriven del presente contrato, LAS PARTES señalan como sus domicilios, los siguientes:

EL CONCESIONARIO Calle República de Uruguay Número 706
Colonia Panamericana
Chihuahua, Chihuahua.

MRT Calle Pascual Orozco Número 2117
Colonia La Cima
Chihuahua, Chihuahua.

CUARTA.- Para la interpretación y cumplimiento del presente contrato así como para cualquier acción que del mismo derive, las partes se someten expresamente a la competencia y jurisdicción de los Tribunales del fuero común de la Ciudad de Chihuahua, con independencia de la que pudiera corresponderles en razón de sus domicilios presentes o futuros.

Las partes firman el presente contrato en la Ciudad de Chihuahua, Chihuahua, siendo los dieciocho días del mes de Agosto del año Dos Mil Cinco.

MINERA RIO TINTO, S.A. DE C.V.
ING. MARIO HUMBERTO AYUB TOUCHÉ
ADMINISTRADOR ÚNICO.

RAFAEL ASTORGA HERNANDEZ

TESTIGOS

MANUEL FLORES CARRILLO **MARIZA ALARCÓN BARRAGÁN**

============== RATIFICACION NOTARIAL ==============

En la Ciudad de Chihuahua, Capital del Estado del mismo nombre, a los dos días del mes de septiembre del año dos mil cinco, ante mí, Licenciado **JOSE R. MILLER HERMOSILLO**, Notario Público Número Dos, en actual ejercicio para este Distrito Judicial Morelos compareció el señor Ingeniero **MARIO HUMBERTO AYUB TOUCHE**, en su carácter de Administrador Unico de la sociedad denominada **"MINERA RIO TINTO", SOCIEDAD ANONIMA DE CAPITAL VARIABLE y el señor RAFAEL FERNANDO ASTORGA HERNÁNDEZ**, personas a quienes doy fe conocer, hábiles en mi concepto para contratar y obligarse y manifestaron que reconocen y ratifican el documento que anteceden, así como la firmas que lo calzan, por ser suyas puestas de su puño y letra y por ser las que usan en todos sus negocios.- - - --------------------- - - - - ------------------------------

====== P E R S O N A L I D A D ====

- El señor Ingeniero **MARIO HUMBERTO AYUB TOUCHE**, me acredita la personalidad con la que comparece y la legal existencia de su representada mediante escritura pública número 330 trescientos treinta del volumen 16 dieciseis de fecha primero de julio de mil novecientos noventa y cuatro, otorgada ante la fe del Licenciado VICTOR EMILIO ANCHONDO PAREDES, Notario Público Número Veintinueve, en ejercicio para este Distrito Judicial Morelos, en virtud de la cual se constituyó "MINERA RIO TINTO", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, cuyo objeto es: a).- Adquirir por solicitud o por cualquier otro título legal, minas, placeres, mantos o depósitos y yacimiento que contengan minerales. b).- La enajenación por cualquier título así como la explotación de minas, placeres, mantos o depósitos y yacimientos que contengan minerales. c).- Celebrar contratos de cualquier naturaleza, que se relacionen con fundos mineros. d).- Constituir, instalar, tomar en arrendamiento o adquirir por cualquier título plantas o haciendas para beneficio minero por cualquier sistema. e).- Compra-venta, por cualquier título de propiedades mineras y plantas metalúrgicas. f).- Adquirir y enajenar, por cualquier título legal el uso y aprovechamiento de caídos de agua y corrientes exteriores o subterráneas, con objeto de generar energía para la operación de plantas o haciendas de beneficio de metales. g).- Comprar, construir o adquirir y explotar ferrocarriles o cualquier otro sistema de exploración y explotación de minas y plantas metalúrgicas, así como cualquier otro sistema de comunicación que fuere indispensable para dicho objetivo. h).- Producir, manufacturar, industrializar, comprar y vender, alamacenar, distribuir, maquilar, importar temporal o definitivamente, artículos relacionados con el objeto social. i).- Manufacturar, elaborar, comprar, vender, distribuir, arrendar, almacenar, importar temporal o definitivamente, exportar y comercializar en general todo tipo de maquinaria, herramientas, materia prima y equipo que se relacione con el objeto de la sociedad. j).- Proporcionar asesoría técnica y científica a personas físicas o morales del país o del extranjero sobre instalaciones, diseño y funcionamiento de maquinaria y complejos industriales, relacionados con la industria minera. k).- Adquirir y disponer, en cualquier forma legal, de toda clase de acciones o participaciones en otras sociedades o asociaciones, ya sean de naturaleza civil o mercantil. l).-

COTEJADO

COTEJADO

Tener representaciones dentro de la República Mexicana o del extranjero,---en calidad de comisionista, agente, intermediario o factor, representante legal o apoderado, en toda clase de empresas o personas. m).- Celebrar contratos de cualqueir naturaleza o denominación con cualquier persona física o moral con el objeto de fomentar los fines sociales. n).- Gestionar préstamos para cualquiera de los objetos sociales, sin limitación en lo que se refiere a cantidades, así como girar, librar, suscribir, otorgar, aceptar y endosar toda clase de títulos de crédito y otros documentos y comprobantes de adeudo, ya sean ejecutivos o no. ñ).- Asumir obligaciones por cuenta de terceros y garantizar las mismas real o personalmente, así como avalar toda clase de títulos de crédito en asuntos que se encuentren relacionados con los intereses de la sociedad o de sus filiales o subsidiarias. o).- En general celebrar todo tipo de actos y contratos jurídicos, civiles, administrativos y mercantiles permitidos por la Ley. El domicilio de la sociedad será en esta Ciudad de Chihuahua, pudiendo establecer oficinas, agencias o sucursales en cualquier parte de la República Mexicana o del extranjero. La duración será de 99 noventa y nueve años. La nacionalidad será mexicana. Su capital social mínimo fijo es de $50,000.00 (CINCUENTA MIL PESOS 00/100 MONEDA NACIONAL). El Administrador Unico o El Consejo de Administración, ostentan la representación mas amplia de la sociedad teniendo las siguientes facultades: Para Actos de Administración, Dominio, Pleitos y Cobranzas, Suscripción de títulos de crédito y otorgar y revocar poderes. El Primer testimonio de referencia se encuentra inscrito en el Registro Público de la Propiedad para este Distrito Judicial Morelos, bajo el número 461 cuatrocientos sesenta y uno a folios 18 dieciocho del Libro número 666 seiscientos sesenta y seis de la Sección Comercio de fecha catorce de septiembre de mil novecientos noventa y cuatro. Documentos que tuve a la vista, los cuales concuerdan fielmente con lo transcrito y que sellados y rubricados devuelvo. ----
Manifiesta el compareciente bajo protesta de decir verdad que el carácter con el que comparece no le ha sido revocado ni modificado en forma alguna y que su representada cuenta con capacidad legal para contratar y obligarse. ------------

POR SUS DATOS GENERALES LOS COMPARECIENTES MANIFESTARON SER MEXICANOS E HIJOS DE PADRES MEXICANOS, ---

EL SEÑOR LICENCIADO JOSE CONRADO TERRAZAS CANO, originario y vecino de ésta Ciudad, con domicilio en Calle Albatros número mil seiscientos diecinueve, Fraccionamiento Arboledas, Contador Público, nacido el veintisiete de marzo de mil novecientos sesenta y seis, casado, causante y al corriente en el pago del impuesto sobre la renta, sin justificarlo.----------------------------------

EL SEÑOR INGENIERO MARIO HUMBERTO AYUB TOUCHE, originario de esta Ciudad, nacido el día doce de septiembre de mil novecientos cincuenta y tres, casado, comerciante, causante y al corriente en el pago del impuesto sobre la renta, sin acreditarlo en el acto y con domicilio en la Calle Misión de San Antonio número 2036 dos mil treinta y seis de esta Ciudad.------------------

EL SEÑOR RAFAEL ASTORGA HERNÁNDEZ, mexicano, originario de Guazapares, Chihuahua, nacido el doce de agosto de mil novecientos cuarenta, casado, minero, con domicilio en Calle República de Uruguay número setecientos seis de ésta

6

Ciudad, cumplido y al corriente en el pago del impuesto sobre la renta, sin justificarlo.--
Se advierte a los comparecientes de las penas en que incurre quien interrogado en materia fiscal se conduce con falsedad.--

L E I D O QUE FUE LO ANTERIOR A LOS COMPARECIENTES, UNA VEZ EXPLICADO SU ALCANCE Y VALOR LEGAL DE SU CONTENIDO, CONFORMES CON EL MISMO, LO RATIFICARON Y FIRMARON PARA CONSTANCIA Y EN UNION DEL SUSCRITO NOTARIO QUE DA FE.- -

ING. MARIO AYUB TOUCHE
ADMINISTRADOR UNICO DE LA SOCIEDAD
"MINERA RIO TINTO", S. A. DE C.V.

RAFAEL FERNANDO ASTORGA HERNANDEZ

EL NOTARIO PUBLICO NUMERO DOS

LIC. JOSE R. MILLER HERMOSILLO.

LIC. JOSE R. MILLER HERMOSILLO NOTARIO PUBLICO NUM. DOS ESTADOS UNIDOS MEXICANOS DISTRITO MORELOS CD. CHIHUAHUA, CHIH.

Se registró con el número 28370
a folios 226 del libro 31
de Registro de Actas fuera del Protocolo con fecha 27 de septiembre del 2001
Doy fé.

LIC. JOSE R. MILLER HERMOSILLO NOTARIO PUBLICO NUM. DOS ESTADOS UNIDOS MEXICANOS DISTRITO MORELOS CD. CHIHUAHUA, CHIH.

COTEJADO

COTEJADO